EXHIBIT 99.1

DTS Reports Strong First Quarter 2011 Results

CALABASAS, Calif., May 9, 2011 (GLOBE NEWSWIRE) -- DTS, Inc. (Nasdaq:DTSI) today announced financial results for the first quarter ended March 31, 2011.

For the first quarter of 2011, revenue increased 23% to $26.8 million, and net income from continuing operations increased 45% to $5.7 million, or $0.32 per diluted share. This compares to revenue of $21.7 million and net income from continuing operations of $3.9 million, or $0.22 per diluted share, reported in the same period of 2010. Included in first quarter of 2011 results is $2.0 million, or $0.07 per diluted share net of tax, in stock-based compensation expense and $339,000, or $0.01 per diluted share net of tax, in amortization of intangible assets.

The Company achieved non-GAAP operating margins of 44% and non-GAAP income from continuing operations of $7.1 million, or $0.40 per diluted share net of tax, in the first quarter of 2011, excluding the above-mentioned charges. This compares to non-GAAP operating margins of 40% and non-GAAP income from continuing operations of $5.3 million, or $0.30 per diluted share, reported in the first quarter of 2010.

The GAAP to non-GAAP reconciling items, for the quarters ended March 31, 2011 and 2010, can be found in "Non-GAAP Results" reconciliation attached to this press release.

"We are pleased to announce a strong first quarter where growth continued to be driven by the increasing adoption of Blu-ray and network connected entertainment products, and a solid contribution from the car market," commented Jon Kirchner, chairman and CEO of DTS, Inc. "During the quarter, we also made good progress expanding relationships with various manufacturers in the TV, mobile and PC space. Lastly, in the broadcast market, we are encouraged by advancements made with IPTV partners who are now beginning to launch products in the marketplace. In summary, the first quarter was a strong start to what we believe will be an important year of growth and strategic progress for DTS. We continue to advance our strategy to penetrate next-generation, network-based content ecosystems, expanding our business meaningfully beyond optical media.

"As we look ahead, we are confident in our business prospects, even while the overall situation in Japan is still in flux. While we are saddened by the tragic events in Japan, thankfully none of our staff or their families were harmed, and our operations suffered no material damage. Based on the data we currently have from our partners and customers, we do not expect any major disruption to our business. As a result, we are reaffirming our expectations for fiscal year 2011 revenue in the range of $100 to 105 million, non-GAAP operating margins in the lower 40's, and non-GAAP EPS of $1.40 to $1.49 per diluted share, excluding the impact of both stock based compensation and amortization of intangibles, and the estimated tax impact of those items. We expect stock-based compensation expense to be in the range of $0.32 to $0.34 per share net of tax in 2011. On a GAAP basis, we expect operating margins in the low 30s, and EPS in the range of $1.04 to $1.12 cents per diluted share," concluded Kirchner.

Use of Non-GAAP Financial Information

Included within this press release are non-GAAP financial measures that supplement the Company's Consolidated Statements of Operations prepared under generally accepted accounting principles (GAAP). These non-GAAP financial measures adjust the Company's actual results prepared under GAAP to exclude charges and the related income tax effect for share-based compensation and the amortization of intangible assets. Reconciliations of GAAP to non-GAAP amounts for the periods presented herein are provided in schedules accompanying this release and should be considered together with the Consolidated Statements of Operations. These non-GAAP measures are not meant as a substitute for GAAP, but are included solely for informational and comparative purposes. The Company's management believes that this information can assist investors in evaluating the Company's operational trends, financial performance, and cash generating capacity. Management believes these non-GAAP measures allow investors to evaluate DTS's financial performance using some of the same measures as management. However, the non-GAAP financial measures should not be regarded as a replacement for (or superior to) corresponding, similarly captioned, GAAP measures.

Conference Call Information for Monday, May 9, 2011

DTS will broadcast a conference call today, Monday, May 9, 2011, starting at 1:30 p.m. Pacific Time. To access the conference call, dial 1-888-846-5003 or 1-480-629-9856 (outside the U.S. and Canada). The live webcast of the call will be available from the Investor Relations section of the Company's corporate website at www.dts.com. A replay of the webcast will begin two hours after the completion of the call. An audio replay of the call will also be available to investors beginning at 3:30 p.m. Pacific Time on May 9, 2011 through May 16, 2011, by dialing 1-800-406-7325 or 1-303-590-3030 (outside the U.S. and Canada) and entering the pass code 4435602#.

About DTS, Inc.

DTS, Inc. (Nasdaq:DTSI) is dedicated to making digital entertainment exciting, engaging and effortless by providing state-of-the-art audio technology to hundreds of millions of DTS-licensed consumer electronics products worldwide. From a renowned legacy as a pioneer in multi-channel audio, DTS became a mandatory audio format in the Blu-ray Disc™ standard and is now increasingly deployed in enabling digital delivery of movies and other forms of digital entertainment on a growing array of network-connected consumer devices. DTS technology is in home theaters, car audio systems, PCs, game consoles, DVD players, televisions, digital media players, set-top boxes, smart phones, surround music software and every device capable of playing Blu-ray discs. Founded in 1993, DTS' corporate headquarters are located in Calabasas, California with its licensing operations headquartered in Limerick, Ireland. DTS also has offices in Northern California, Washington, China, France, Hong Kong, Japan, Singapore, South Korea, Taiwan and the United Kingdom. For further information, please visit www.dts.com. DTS, DTS-HD, the DTS Symbol and DTS + the DTS Symbol are registered trademarks of DTS, Inc. DTS-HD Master Audio and the DTS logos are trademarks of DTS, Inc. All other trademarks are the properties of their respective owners. © 2010 DTS, Inc. All rights reserved.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause DTS' results to differ materially from historical results or those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words "planned," "expects," "believes," "strategy," "opportunity," "anticipates" and similar words. These statements may include, among others, plans, strategies and objectives of management for future operations; any statements regarding proposed new products, services or developments; any statements regarding future economic conditions or financial or operating performance; statements of belief and any statements of assumptions underlying any of the foregoing. The potential risks and uncertainties that could cause actual growth and results to differ materially include, but are not limited to, the transition to the next generation optical drives and consumer adoption of such technology, the rapidly changing and competitive nature of the digital audio, consumer electronics and entertainment markets, the Company's inclusion in or exclusion from governmental and industry standards, continued customer acceptance of the Company's technology, products, services and pricing, risks related to ownership and enforcement of intellectual property, the continued release and availability of entertainment content containing DTS audio soundtracks, success of the Company's research and development efforts, risks related to integrating acquisitions, greater than expected costs, the departure of key employees, the current financial crisis and global economic downturn, a loss of one or more of our key customers or licensees, changes in domestic and international market and political conditions, and other risks and uncertainties more fully described in DTS' public filings with the Securities and Exchange Commission, available at www.sec.gov. DTS does not intend to update any forward-looking statement contained in this press release to reflect events or circumstances arising after the date hereof.

TABLES TO FOLLOW

DTS, INC.

CONSOLIDATED BALANCE SHEETS
(Amounts in thousands, except per share amounts)

	As of	As of
	March 31, 2011	December 31, 2010

	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$ 43,135	$ 41,744
Short-term investments	58,892	54,387
Accounts receivable, net of allowance for doubtful accounts of $243 and $226 at March 31, 2011 and December 31, 2010, respectively	7,798	6,078
Deferred income taxes	5,499	5,551
Prepaid expenses and other current assets	1,764	1,666
Income taxes receivable, net	2,406	2,099
Total current assets	119,494	111,525
Property and equipment, net	33,077	33,638
Intangible assets, net	7,268	7,525
Goodwill	1,257	1,257
Deferred income taxes	11,737	12,192
Long-term investments	2,972	5,313
Other assets	1,409	845
Total assets	$ 177,214	$ 172,295

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$ 846	$ 774
Accrued expenses	7,126	9,659
Deferred revenue	4,551	5,698
Total current liabilities	12,523	16,131
Other long-term liabilities	9,194	8,596

Stockholders' equity:
Preferred stock -- $0.0001 par value, 5,000 shares authorized at December 31, 2010 and 2009; no shares issued and outstanding	—	—
Common stock -- $0.0001 par value, 70,000 shares authorized at March 31, 2011 and December 31, 2010; 20,389 and 20,325 shares issued at March 31, 2011 and December 31, 2010, respectively; 17,389 and 17,325 outstanding at March 31, 2011 and December 31, 2010, respectively	3	3
Additional paid-in capital	182,910	180,708
Treasury stock, at cost - 3,000 at March 31, 2011 and December 31, 2010	(74,923)	(74,923)
Accumulated other comprehensive income	529	491
Retained earnings	46,978	41,289
Total stockholders' equity	155,497	147,568

Total liabilities and stockholders' equity	$ 177,214	$ 172,295

DTS, INC.

CONSOLIDATED STATEMENTS OF INCOME
(Amounts in thousands, except per share amounts)

	For the Three Months Ended March 31,
	2011	2010
	(Unaudited)

Revenue	$ 26,779	$ 21,736
Cost of revenue	211	450
Gross profit	26,568	21,286
Operating expenses:
Selling, general and administrative	13,949	12,399
Research and development	3,252	2,473
Total operating expenses	17,201	14,872
Operating income	9,367	6,414
Interest and other income (expense), net	(74)	212
Income from continuing operations before income taxes	9,293	6,626
Provision for income taxes	3,604	2,706
Income from continuing operations	5,689	3,920
Loss from discontinued operations, net of tax	--	(170)
Net income	$ 5,689	$ 3,750

Earnings per share - basic:
Income from continuing operations	$ 0.33	$ 0.23
Discontinued operations, net of tax	--	(0.01)
Net income	$ 0.33	$ 0.22

Earnings per share - diluted:
Income from continuing operations	$ 0.32	$ 0.22
Discontinued operations, net of tax	--	(0.01)
Net income	$ 0.32	$ 0.21

Weighted average shares used to compute net income per common share:
Basic	17,205	17,216
Diluted	17,903	17,950

DTS, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands, except per share amounts)

	For the Three Months Ended March 31,
	2011	2010
	(Unaudited)
Cash flows from operating activities:
Net income	$ 5,689	$ 3,750
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,263	1,240
Stock-based compensation charges	1,972	1,968
Deferred income taxes	507	(408)
Tax benefits from stock-based awards	182	524
Excess tax benefits from stock-based awards	(138)	(521)
Other	150	(17)
Changes in operating assets and liabilities:
Accounts receivable	(1,737)	(1,006)
Prepaid expenses and other assets	(698)	(245)
Accounts payable, accrued expenses and other liabilities	(1,992)	(77)
Deferred revenue	(1,027)	3,626
Income taxes receivable	(307)	253
Net cash provided by operating activities	3,864	9,087
Cash flows from investing activities:
Purchases of held-to-maturity investments	(21,159)	(24,898)
Maturities of held-to-maturity investments	18,995	13,307
Sales of available for sale investments	—	250
Purchase of property and equipment	(355)	(1,356)
Purchase of intangible assets	(140)	(116)
Net cash used in investing activities	(2,659)	(12,813)
Cash flows from financing activities:
Proceeds from the issuance of common stock under stock-based compensation plans	1,478	2,035
Repurchase and retirement of common stock for restricted stock tax withholdings	(1,430)	(720)
Excess tax benefits from stock-based awards	138	521
Purchase of treasury stock	--	(8,455)
Net cash provided by (used in) financing activities	186	(6,619)
Net increase (decrease) in cash and cash equivalents	1,391	(10,345)
Cash and cash equivalents, beginning of period	41,744	42,222
Cash and cash equivalents, end of period	$ 43,135	$ 31,877

Non-GAAP Financial Metrics
(Amounts in thousands, except per share amounts)

The following tables show the Company's GAAP financial metrics reconciled to non-GAAP financial metrics included in this release.

	For the Three Months Ended March 31,
	2011	2010
Cost of revenue:
GAAP cost of revenue	$ 211	$ 450
Amortization of intangible assets	182	268
Stock-based compensation	3	6
Non-GAAP cost of revenue	$ 26	$ 176

Selling, general and administrative:
GAAP selling, general and administrative	$ 13,949	$ 12,399
Amortization of intangible assets	113	91
Stock-based compensation	1,585	1,689
Non-GAAP selling, general and administrative	$ 12,251	$ 10,619

Research and development:
GAAP research and development	$ 3,252	$ 2,473
Amortization of intangible assets	44	42
Stock-based compensation	384	273
Non-GAAP research and development	$ 2,824	$ 2,158

Operating income:
GAAP operating income	$ 9,367	$ 6,414
Amortization of intangible assets	339	401
Stock-based compensation	1,972	1,968
Non-GAAP operating income	$ 11,678	$ 8,783
Non-GAAP operating income as a % of revenue	44%	40%

Income from continuing operations:
GAAP income from continuing operations	$ 5,689	$ 3,920
Amortization of intangible assets	339	401
Stock-based compensation	1,972	1,968
Tax impact of the above items	(924)	(948)
Non-GAAP income from continuing operations	$ 7,076	$ 5,341

Non-GAAP diluted net income from continuing operations per share	$ 0.40	$ 0.30
Weighted average shares used to compute Non-GAAP net income from continuing operations per share	17,903	17,950

2010 Historical Non-GAAP Financial Metrics
(Amounts in thousands, except per share amounts)

The following tables show the Company's GAAP historical financial metrics reconciled to non-GAAP financial metrics.

	For the Quarter Ended				Year Ended
	Mar. 31,	June 30,	Sep. 30,	Dec. 31,	Dec. 31,
2010
Cost of revenue:
GAAP cost of revenue	$ 450	$ 460	$ 321	$ 352	$ 1,583
Amortization of intangible assets	268	210	181	182	841
Stock-based compensation	6	--	3	1	10
Non-GAAP cost of revenue	$ 176	$ 250	$ 137	$ 169	$ 732

Selling, general and administrative:
GAAP selling, general and administrative	$ 12,399	$ 11,727	$ 12,238	$ 12,671	$ 49,035
Amortization of intangible assets	91	119	97	95	402
Stock-based compensation	1,689	1,368	1,394	1,340	5,791
Restructuring costs	--	--	--	51	51
Non-GAAP selling, general and administrative	$ 10,619	$ 10,240	$ 10,747	$ 11,185	$ 42,791

Research and development:
GAAP research and development	$ 2,473	$ 2,842	$ 2,842	$ 3,918	$ 12,075
Amortization of intangible assets	42	43	42	43	170
Stock-based compensation*	273	319	314	286	1,192
Restructuring costs*	--	--	--	603	603
Non-GAAP research and development	$ 2,158	$ 2,480	$ 2,486	$ 2,986	$ 10,110

Operating income:
GAAP operating income	$ 6,414	$ 2,431	$ 5,640	$ 9,918	$ 24,403
Amortization of intangible assets	401	372	320	320	1,413
Stock-based compensation*	1,968	1,687	1,711	1,627	6,993
Restructuring costs*	--	--	--	654	654
Non-GAAP operating income	$ 8,783	$ 4,490	$ 7,671	$ 12,519	$ 33,463
Non-GAAP operating income as a % of revenue	40%	26%	36%	47%	38%

Income from continuing operations:
GAAP income from continuing operations	$ 3,920	$ 1,556	$ 3,417	$ 6,147	$ 15,040
Amortization of intangible assets	401	372	320	320	1,413
Stock-based compensation*	1,968	1,687	1,711	1,627	6,993
Restructuring costs*	--	--	--	654	654
Tax impact of the above items	(948)	(824)	(812)	(1,040)	(3,624)
Non-GAAP income from continuing operations	$ 5,341	$ 2,791	$ 4,636	$ 7,708	$ 20,476
Non-GAAP diluted net income from continuing operations per share	$ 0.30	$ 0.16	$ 0.26	$ 0.43	$ 1.15
Weighted average shares used to compute Non-GAAP net income from continuing operations per share	17,950	17,776	17,655	17,843	17,805

* For the three and twelve months ended December 31, 2010, restructuring costs include $332 of stock-based compensation.

2009 Historical Non-GAAP Financial Metrics
(Amounts in thousands, except per share amounts)

The following tables show the Company's GAAP historical financial metrics reconciled to non-GAAP financial metrics.

	For the Quarter Ended				Year Ended
	Mar. 31,	June 30,	Sep. 30,	Dec. 31,	Dec. 31,
2009
Cost of revenue:
GAAP cost of revenue	$ 445	$ 449	$ 448	$ 424	$ 1,766
Amortization of intangible assets	247	250	254	280	1,031
Stock-based compensation	4	5	5	5	19
Non-GAAP cost of revenue	$ 194	$ 194	$ 189	$ 139	$ 716

Selling, general and administrative:
GAAP selling, general and administrative	$ 12,788	$ 16,067	$ 9,589	$ 10,273	$ 48,717
Amortization of intangible assets	85	91	90	96	362
Stock-based compensation	1,314	1,197	1,134	1,186	4,831
Non-GAAP selling, general and administrative	$ 11,389	$ 14,779	$ 8,365	$ 8,991	$ 43,524

Research and development:
GAAP research and development	$ 2,183	$ 2,380	$ 2,072	$ 2,452	$ 9,087
Amortization of intangible assets	35	38	40	41	154
Stock-based compensation	193	196	199	212	800
Non-GAAP research and development	$ 1,955	$ 2,146	$ 1,833	$ 2,199	$ 8,133

Operating income:
GAAP operating income	$ 1,846	$ 5,269	$ 2,969	$ 8,068	$ 18,152
Amortization of intangible assets	367	379	384	417	1,547
Stock-based compensation	1,511	1,398	1,338	1,403	5,650
Non-GAAP operating income	$ 3,724	$ 7,046	$ 4,691	$ 9,888	$ 25,349
Non-GAAP operating income as a % of revenue	22%	29%	31%	47%	33%

Income from continuing operations:
GAAP income from continuing operations	$ 190	$ 3,626	$ 1,969	$ 4,905	$ 10,690
Amortization of intangible assets	367	379	384	417	1,547
Stock-based compensation	1,511	1,398	1,338	1,403	5,650
Tax impact of the above items	(751)	(711)	(689)	(728)	(2,879)
Non-GAAP income from continuing operations	$ 1,317	$ 4,692	$ 3,002	$ 5,997	$ 15,008
Non-GAAP diluted net income from continuing operations per share	$ 0.08	$ 0.27	$ 0.17	$ 0.33	$ 0.85
Weighted average shares used to compute Non-GAAP net income from continuing operations per share	17,322	17,683	17,786	17,958	17,689

Non-GAAP Financial Targets

The following tables show the Company's fiscal year 2011 GAAP guidance reconciled to non-GAAP financial targets included in this release.

	Fiscal Year 2011
	Low	High

Operating income as a % of revenue:

GAAP operating income as a % of revenue	30%	32%
Amortization of intangible assets	1	1
Stock-based compensation	9	10
Non-GAAP operating income as a % of revenue	40%	43%

Income from continuing operations per diluted share:

GAAP income from continuing operations per diluted share	$ 1.04	$ 1.12
Amortization of intangible assets	0.09	0.08
Stock-based compensation	0.51	0.54
Tax impact of the above items	(0.24)	(0.25)
Non-GAAP income from continuing operations per diluted share	$ 1.40	$ 1.49

Weighted average shares used to compute Non-GAAP income from continuing operations per diluted share	18.4	18.0
CONTACT: Investor Contacts:
         Erica Abrams or Matthew Hunt
         The Blueshirt Group for DTS, Inc.
         415-217-7722
         erica@blueshirtgroup.com
         matt@blueshirtgroup.com

         Press Contact:
         Alan L. Cohen
         DTS, Inc.
         818-436-1081
         alan.cohen@dts.com